Exhibit 99.1

Castle Biosciences Announces Preliminary Unaudited Fourth Quarter and Full–Year 2025 Results

2025 total revenue expected to exceed $340 million, above the previously guided range of $327-335 million

2025 total test reports for our core revenue drivers (DecisionDx®-Melanoma, TissueCypher®) increased 37% over 2024

Year-end 2025 cash, cash equivalents and marketable investment securities expected to be approximately $300 million

FRIENDSWOOD, Texas – Jan. 11, 2026 – Castle Biosciences, Inc. (Nasdaq: CSTL), a company improving health through innovative tests that guide patient care, today announced certain unaudited preliminary performance results for the fourth quarter and year ended Dec. 31, 2025.

“We are extremely pleased with our excellent fourth quarter and full year preliminary results, which reflect both the strength of our innovative test portfolio and the dedication of the entire Castle team,” said Derek Maetzold, president and chief executive officer of Castle Biosciences. “We exited 2025 exhibiting strong execution and leadership across our dermatologic and gastrointestinal franchises and a strong balance sheet, positioning us well, we believe, to capitalize on our growth opportunities in 2026 and beyond. This includes the November 2025, limited access launch of AdvanceAD-Tx™, our new test designed to help guide systemic treatment decisions for patients with moderate-to-severe atopic dermatitis, which materially expands our total addressable market.”

Preliminary, Unaudited Fourth Quarter Ended Dec. 31, 2025, Highlights
Core revenue drivers:
•Fourth quarter 2025 total test reports for our core revenue drivers (DecisionDx-Melanoma, TissueCypher) increased 42% over the fourth quarter of 2024.
◦DecisionDx-Melanoma test reports delivered in the quarter were 10,022, compared to 8,672 in the fourth quarter of 2024.
◦TissueCypher Barrett’s Esophagus test reports delivered in the quarter were 11,803, compared to 6,672 in the fourth quarter of 2024.
Additional tests:
◦AdvanceAD-Tx was launched on a limited access basis in November 2025. Of the approximately 150 clinician offices that were granted access, more than 50% ordered AdvanceAD-Tx during the first five weeks of clinical availability.
◦DecisionDx®-SCC test reports delivered in the quarter were 3,971, compared to 4,299 in the fourth quarter of 2024. Affecting fourth quarter test report volume was the change in Medicare coverage effective April 24, 2025, and re-focus of our commercial efforts.
◦MyPath® Melanoma test reports delivered in the quarter were 1,045, compared to 879 in the fourth quarter of 2024.
◦DecisionDx®-UM test reports delivered in the quarter were 395, compared to 424 in the fourth quarter of 2024.

Preliminary, Unaudited Year Ended Dec. 31, 2025, Highlights

•2025 total revenue expected to exceed $340 million, above the previously guided range of $327-335 million.
Core revenue drivers:
•2025 total test reports for our core revenue drivers (DecisionDx-Melanoma, TissueCypher) increased 37% over 2024:
◦DecisionDx-Melanoma test reports delivered in 2025 were 39,083, compared to 36,008 in 2024.
◦TissueCypher Barrett's Esophagus test reports delivered in 2025 were 39,014, compared to 20,956 in 2024.
Additional tests:
◦DecisionDx-SCC test reports delivered in 2025 were 17,294, compared to 16,348 in 2024. Affecting twelve-month test report volume was the change in Medicare coverage effective April 24, 2025, and re-focus of our commercial efforts.
◦MyPath Melanoma test reports delivered in 2025 were 4,288, compared to 3,909 in 2024.
◦DecisionDx-UM test reports delivered in 2025 were 1,769, compared to 1,699 in 2024.
Discontinued tests:
◦IDgenetix test reports delivered in 2025 were 3,605, compared to 17,151 in 2024. The Company discontinued its IDgenetix test offering effective May 2025.

Cash, Cash Equivalents and Marketable Investment Securities
Year-end 2025 cash and cash equivalents are expected to be approximately $116 million. Additionally, the Company estimates that it held approximately $184 million in marketable investment securities as of year-end 2025.

About Castle Biosciences
Castle Biosciences (Nasdaq: CSTL) is a leading diagnostics company improving health through innovative tests that guide patient care. With a primary focus in dermatologic and gastroenterological disease, we develop personalized, clinically actionable solutions that help improve disease management and patient outcomes.
We put people first—empowering patients and clinicians and informing care decisions through rigorous science and advanced molecular tests that support more confident treatment planning. To learn more, visit www.CastleBiosciences.com and connect with us on LinkedIn, Facebook, X and Instagram.

DecisionDx-Melanoma, DecisionDx-CMSeq, i31-SLNB, i31-ROR, DecisionDx-SCC, MyPath Melanoma, AdvanceAD-Tx, TissueCypher, DecisionDx-UM, DecisionDx-PRAME and DecisionDx-UMSeq are trademarks of Castle Biosciences, Inc.

Preliminary Results
Castle Biosciences has not completed the preparation of its financial statements for the fourth quarter or year ended Dec. 31, 2025. The preliminary, unaudited information presented in this press release for the quarter and year ended Dec. 31, 2025 is based on management’s initial review of the information presented and its current expectations and is subject to adjustment as a result of, among other things, the completion of the Company’s end-of-period reporting processes and related activities, including the audit by the Company’s independent registered public accounting firm of the Company’s financial statements. As such, any financial information contained in this press release may differ materially from the information reflected in the Company’s financial statements as of and for the year ended Dec. 31, 2025. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of and for the quarter and year ended Dec. 31, 2025. Accordingly, undue reliance should not be placed on this preliminary information.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements concerning our expectations regarding: (i) Castle exceeding its full-year 2025 revenue guidance of $327-335 million; (ii) the accuracy of our preliminary test report counts both for full-year and fourth quarter of 2025; (iii) trends in revenues and test report volumes; (iv) the accuracy of our expected year-end 2025 cash and cash equivalents and marketable investment securities; (v) the ability of DecisionDx-Melanoma, TissueCypher, Decision Dx-SCC and AdvanceAD-Tx to bring substantial added value to clinicians and their patients; (vi) Castle’s ability to achieve near- and long-term success and the continued growth of our portfolio points based on individual patient risk; (vii) the anticipated success of our launch of AdvanceAD-Tx; and (viii) the expected expansion of Castle’s total addressable market. The words “anticipate,” “believe,” “could,” “expect,” “estimates,” “guidance,” “may,” “plan,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those in the forward-looking statements, including, without limitation: our assumptions or expectations regarding reimbursement for our products and subsequent coverage decisions; our estimated total addressable markets for our products and product candidates and the related expenses, capital requirements and potential needs for additional financing; the anticipated cost, timing and success of our product candidates; our plans to research, develop and commercialize new tests; our ability to successfully integrate new businesses, assets, products or technologies acquired through acquisitions; the effects of macroeconomic events and conditions, including inflation and monetary supply shifts, labor shortages, liquidity concerns at, and failures of, banks and other financial institutions or other disruptions in the banking system or financing markets, recession risks, supply chain disruptions, tariffs, outbreaks of contagious diseases and geopolitical events (such as the ongoing conflicts in the Middle East and Ukraine-Russia conflict), among others, on our business and our efforts to address any impact on our business; the possibility that subsequent study or trial results and findings may contradict earlier study or trial results and findings or may not support the results discussed in this press release, including with respect to the tests discussed in this press release; our planned installation of additional equipment and supporting technology infrastructures and implementation of certain process efficiencies may not enable us to increase the future scalability of our TissueCypher Test; the possibility that actual application of our tests may not provide the aforementioned benefits to patients; the possibility that our newer gastroenterology franchise may not contribute to the achievement of our long-term financial targets as anticipated; and the risks set forth under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, each filed with the SEC, and in our other filings with the SEC. The forward-looking statements are applicable only as of the date on which they are made, and we do not assume any obligation to update any forward-looking statements, except as may be required by law.

Investor Relations Contact:
Camilla Zuckero
czuckero@castlebiosciences.com
281-906-3868

Media Contact:
Allison Marshall

amarshall@castlebiosciences.com

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